UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2020

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25th Floor, Block C, Tairan Building

No. 31 Tairan 8th Road, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 88898711

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2020, TD Holdings, Inc. (the “Company”) entered into certain share purchase agreement (the “Disposition SPA”) by and among Vision Loyal Limited (the “Purchaser”), HC High Summit Limited (the “Subsidiary”) and HC High Summit Holding Limited (the “Seller”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase the Subsidiary,in exchange for nominal consideration of $1.00 (the “Purchase Price”) based on a valuation report (the “Report”) presented by Beijing North Asia Asset Assessment Firm to the Company’s board of directors (the “Board”). The Board approved the transaction contemplated by the Disposition SPA (the “Disposition”). The Disposition closed on August 28, 2020 when all closing conditions were satisfied, including the payment of the Purchase Price, the receipt of the Report, and all consents required to be obtained from or made with any governmental authorities.

Upon the closing of the Disposition, the Purchaser became the sole shareholder of the Subsidiary and as a result, assumed all assets and liabilities of all the subsidiaries and variable interest entities owned or controlled by the Subsidiary.

The above description of the terms of the Disposition SPA is qualified in its entirety by reference to the complete text of the Disposition SPA which is attached hereto as Exhibit 10.1.

Below is the Company’s organizational structure chart prior to the consummation of the Disposition.

Below is the Company’s organizational structure chart after the consummation of the Disposition.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Share Purchase Agreement dated August 28, 2020 by and among the Company, Vision Loyal Limited, HC High Summit Limited and HC High Summit Holding Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD HOLDINGS, INC.

Date: August 28, 2020	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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